EATON VANCE WORLDWIDE HEALTH SCIENCES FUND

Supplement to Prospectus dated January 1, 2016 and

Summary Prospectus dated January 1, 2016

A special meeting of shareholders was held today, June 16, 2016, where the following proposals were approved:

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an Investment Advisory Agreement between Eaton Vance Management (“EVM”) and Worldwide Health Sciences Portfolio (“Portfolio”), the Portfolio in which Eaton Vance Worldwide Health Sciences Fund invests substantially all of its assets, pursuant to which EVM will serve as investment adviser to the Portfolio;

•

an Investment Sub-Advisory Agreement between EVM and Eaton Vance Management (International) Limited (“EVMI”), pursuant to which EVMI will serve as investment sub-adviser to the Portfolio; and

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a Research Support Agreement between EVM and OrbiMed Advisors LLC (“OrbiMed”), pursuant to which OrbiMed will serve as investment sub-adviser to the Portfolio providing research services to EVM with respect to the Portfolio’s investment program.

The foregoing agreements are expected to be effective on or about July 1, 2016.  As of such date, EVM will appoint Jason Kritzer and Samantha Pandolfi of EVM and EVMI, respectively, as portfolio managers of the Portfolio.

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